                 REAFFIRMATION AND AMENDMENT OF COLLATERAL DOCUMENTS

     This Reaffirmation and Amendment of Collateral Documents (this "Reaffirmation") is dated as of April 30, 1998 by Dura Automotive Systems, Inc., a Delaware corporation ("DASI"), MC Holding Corp., a Delaware corporation ("MC"), Dura Operating Corp., a Delaware corporation ("Dura"), Dura Shifter Holding Corp., a Delaware corporation ("Dura Shifter"), Dura Automotive Systems, Inc., Column Shifter Operations, a Michigan corporation ("Column Shifter Operations"), Dura Automotive Systems, Inc., Shifter Operations, a Michigan corporation ("Shifter Operations"), Dura Shift Systems, Inc., a Delaware corporation ("Shift Systems"), and Universal Tool & Stamping Company, Inc., an Indiana corporation ("Universal Tool", and together with DASI, MC, Dura, Dura Shifter, Column Shifter Operations, Shifter Operations and Shift Systems, the "Companies") in favor of Bank of America National Trust and Savings Association, a national banking association, as agent (the "Agent") for the Lenders.

                                 W I T N E S S E T H:

          WHEREAS, the Companies are respectively parties to the collateral documents listed on Schedule 1 hereto (the "Scheduled Collateral Documents") pursuant to which the Companies have granted continuing security interests to the Agent in the collateral described therein and have undertaken certain other obligations in connection with:

          (i) a Credit Agreement dated as of August 31, 1994 (as amended, the "1994 Credit Agreement") among Dura, the various commercial lending institutions parties thereto as lenders, The Bank of Nova Scotia, Comerica Bank and The Chase Manhattan Bank, N.A., as co-agents and the Agent; and

          (ii) an Amended and Restated Credit Agreement dated as of December 5, 1996 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "1996 Credit Agreement") among Dura, Kimanus Vermgensverwaltung GmbH (the "German Borrower"), the various commercial lending institutions parties thereto as lenders and the Agent, which effected an amendment and restatement of the 1994 Credit Agreement;

          WHEREAS, pursuant to a Consolidated, Amended and Restated Credit Agreement dated as of April 30, 1998 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "1998 Credit Agreement") among DASI, Dura, the German Borrower, certain other subsidiaries of Dura, the various commercial lending institutions as are, or may from time to time, become parties thereto ("Lenders") and the Agent, the 1996 Credit Agreement itself is being amended and restated;

          WHEREAS, it is a condition precedent to the making of the initial Credit Extensions under the 1998 Credit Agreement that the Companies shall have reaffirmed the prior grant of security interests contemplated by each of the Scheduled Collateral Documents and shall have agreed to the amendments thereto provided for herein;

          NOW THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and to issue Letters of Credit under the 1998 Credit Agreement, each Company hereby agrees with the Agent for its benefit and the benefit of Lenders as follows:

1. Each Company hereby reaffirms its obligations under each of the Scheduled Collateral Documents to which it is a party.

2.   Each Company agrees with the Agent for the benefit of the Lenders that

          (i) each of the Scheduled Collateral Documents to which it is a party shall remain in full force and effect following the execution and delivery of the 1998 Credit Agreement and each Company confirms and reaffirms the grant of each security interest by such Company under each Scheduled Collateral Document to which it is a party;

          (ii) all references in any Scheduled Collateral Document to the 1994 Credit Agreement or the 1996 Credit Agreement shall be deemed to refer to the 1998 Credit Agreement;

          (iii) all references to "Revolving Loan Commitments" shall be deemed to refer to "Commitments", all references to "Section 7.2.3 of the Credit Agreement" shall be deemed to refer to Section 11.1 of the 1998 Credit Agreement, all references to "Section 7.2.10 of the Credit Agreement" shall be deemed to refer to Section 11.2 of the 1998 Credit Agreement, all references to "Reference Rate Loans" shall be deemed to refer to U.S. Base Rate Loans, all references to "Bank of America Illinois" shall be deemed to refer to Bank of America National Trust and Savings Association or any successor thereto, and all references to "Secured Obligations" shall be deemed to refer to the Obligations (as defined in the 1998 Credit Agreement);

          (iv) each of the security agreements set forth on Schedule 1 are hereby amended and restated as follows:

                (A) Section 5.2 is amended by deleting the existing Section
                5.2 in its entirety and substituting the following therefor:

                         5.2. LOCATION OF EQUIPMENT AND INVENTORY AND FIXTURES. As of the date hereof, substantially all of the Equipment and Inventory and Fixtures is located at the places specified on SCHEDULE I. Substantially all hereafter acquired or arising Equipment, Inventory or Fixtures will be located at the places specified on SCHEDULE I hereto, except as otherwise permitted hereunder. None of said locations are leased by the Debtor as lessee except those designated as such on SCHEDULE I.

                (B) The first sentence of Section 6.3 is amended by deleting the existing first sentence of Section 6.3 in its entirety and substituting the following therefor:

                    Subject to the next sentence, the Debtor will keep the Collateral (other than Collateral in the possession of Agent and cash on deposit in Depository Accounts and other permitted depository accounts) at the locations specified on
                    SCHEDULE I, except to the extent permitted pursuant to Sections 5.2 and 6.4.

                (C) The first sentence of Section 6.4 is amended by deleting the existing first sentence of Section 6.4 in its entirety and substituting the following therefor:

                    No Collateral shall at any time be in the possession or control of any warehouseman, bailee or any of the Debtor's agents or processors without Agent's prior written consent and unless Agent, if Agent has so requested, has received warehouse receipts or bailee letters satisfactory to Agent prior to the commencement of such storage, except (a) Inventory (excluding tooling work-in-process of the Debtor) so long as the aggregate value of all such Inventory in the possession or control of any warehouseman, bailee or any of the Debtor's agents or processors does not exceed $1,500,000 and (b) tooling work-in-process of the Debtor so long as the aggregate value of all such tooling work-in-process in the possession or control of any warehouseman, bailee or any of the Debtor's agents or processors does not exceed $1,000,000.

                (D) Section 6.6 is amended by deleting the existing second sentence of Section 6.6 in its entirety.

                (E) The first sentence of Section 6.9 is amended by deleting the existing first sentence of Section 6.9 in its entirety and substituting the following therefor:

                    The Debtor shall deliver to the Agent in accordance with the Credit Agreement the Collateral Patent Security Agreement and all other documents, instruments and other items as may be necessary for the Agent to file such documents with the United States Patent and Trademark Office and any similar domestic department or agency.

                (F) The first sentence of Section 7 is amended by deleting the existing first sentence of Section 7 in its entirety and substituting the following therefor:

                    Except for its payroll accounts, the Debtor shall promptly after the execution and delivery of this Agreement maintain all of its deposit accounts (general and special) with the Agent (collectively, the "Depository Accounts"); provided, that the Debtor may maintain deposit accounts at other financial institutions so long as the Debtor and such other financial institutions acknowledge and agree that during the continuance of an Event of Default all proceeds in such accounts shall, at the Agent's direction, be transferred to an account with the Agent.


          (v) each of the collateral patent security agreements and collateral trademark security agreements set forth on Schedule 1 are hereby amended and restated as follows:

                (A) The first sentence of Section 4(d) is amended by deleting the existing first sentence of Section 4(d) in its entirety and substituting the following therefor:

                    There is no effective financing statement or other document or instrument now signed or on file in any public office covering any part of the Collateral, except those financing statements showing Agent and Lenders as secured party or those disclosed to the Agent and permitted under the Credit Agreement.

          (vi) each of the guaranties set forth on Schedule 1 are hereby amended and restated as follows:

                (A) The first sentence of the tenth paragraph of Section 2 is amended by deleting the existing first sentence of the tenth paragraph of Section 2 in its entirety and substituting the following therefor:

                         Guarantor also waives all setoffs and counterclaims
                    (other than arising from the gross negligence or willful misconduct of the Agent or the Lenders) and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Corporate Guaranty.

Except as set forth in the immediately preceding sentence, each of the Scheduled Collateral Documents shall remain unmodified and in full force and effect.

          IN WITNESS WHEREOF, this Reaffirmation has been duly executed by the undersigned as of the day first above written.


                                   DURA AUTOMOTIVE SYSTEMS, INC.

                                   By /s/ Carl E. Nelson
                                      ----------------------------
                                   Title Vice President
                                        --------------------------


                                   MC HOLDING CORP.

                                   By /s/ Carl E. Nelson
                                      ----------------------------
                                   Title Vice President
                                        --------------------------


                                   DURA OPERATING CORP.

                                   By /s/ Carl E. Nelson
                                      ----------------------------
                                   Title Vice President
                                        --------------------------


                                   DURA SHIFTER HOLDING CORP.

                                   By /s/ Carl E. Nelson
                                      ----------------------------
                                   Title Vice President
                                        --------------------------


                                   DURA AUTOMOTIVE SYSTEMS, INC., COLUMN SHIFTER OPERATIONS

                                   By /s/ Carl E. Nelson
                                      ----------------------------
                                   Title Vice President
                                        --------------------------


                                   DURA AUTOMOTIVE SYSTEMS, INC., SHIFTER
                                   OPERATIONS

                                   By /s/ Carl E. Nelson
                                      ----------------------------
                                   Title Vice President
                                        --------------------------


                                   DURA SHIFT SYSTEMS, INC.

                                   By /s/ Carl E. Nelson
                                      ----------------------------
                                   Title Vice President
                                        --------------------------


                                   UNIVERSAL TOOL & STAMPING
                                   COMPANY, INC.


                                   By /s/ Carl E. Nelson
                                      ----------------------------
                                   Title Vice President
                                        --------------------------

                                      SCHEDULE 1

                            SCHEDULED COLLATERAL DOCUMENTS


Pledge Agreement, dated as of August 31, 1994, made by Dura Operating Corp. (then known as Dura Automotive Systems, Inc.), as Pledgor, in favor of BofA (then known as Continental Bank), as Agent

Pledge Agreement, dated as of December 5, 1996, made by Dura Operating Corp., as Pledgor, in favor of Bank of America National Trust and Savings Association, as Agent, re stock of Dura Automotive Systems, Inc., Shifter Operations together with Stock Power executed in blank and Stock Certificate

     Reaffirmation, dated as of December 5, 1996, of Collateral Documents by Dura Operating Corp. as U.S. Borrower in favor of Bank of America National Trust and Savings Association, as Agent

     Reaffirmation, dated as of December 5, 1996, of Pledge Agreement, dated as of August 31, 1994, by Dura Operating Corp. (re stock of Dura Mexico)

     Reaffirmation and Amendment No. 1 to Pledge Agreement, dated as of
     August 29, 1997, made by Dura Operating Corp., as Pledgor, in favor of Bank of America National Trust and Savings Association, as Agent, together with stock power executed in blank and stock certificate

     Reaffirmation and Amendment No. 2 to Pledge Agreement, dated as of March 9, 1998, by Dura Operating Co., the Pledgor, in favor of Bank of America National Trust and Savings Association, as Agent, together with stock power executed in blank and stock certificate

Pledge Agreement, dated as of August 31, 1994, by MC Holding Corp., as Pledgor, in favor of BofA (then known as Continental Bank), as Agent

     Reaffirmation, dated as of December 5, 1996, of Pledge Agreement, dated as of August 31, 1994, by MC Holding Corp.

Pledge Agreement, dated as of December 5, 1996, made by Dura Automotive Systems, Inc., as Pledgor, in favor of Bank of America National Trust and Savings Association, as Agent, together with Stock Powers executed in blank and Stock Certificates

Pledge Agreement, dated as of August 29, 1997, made by Dura Shifter Holding Corp., as Pledgor, in favor of Bank of America National Trust and Savings Association, as Agent, re capital stock of GTSS and 65% of the outstanding capital stock of GT Automotive Systems (Windsor), Ltd. ("GT Canada") together with assignment separate from certificate

Pledge Agreement, dated as of August 29, 1997, made by GT Automotive Systems, Inc., as Pledgor, in favor of Bank of America National Trust and Savings Association, as Agent

Security Agreement, dated as of August 31, 1994, between Dura Operating Corp. (then known as Dura Automotive Systems, Inc.), as Borrower, and BofA (then known as Continental Bank), as Agent

Amended and Restated Security Agreement, dated as of December 5, 1996, between Dura Operating Corp., as Borrower, and Bank of America National Trust and Savings Association, as Agent

Security Agreement, dated as of December 5, 1996, between Sparton Engineered Products, Inc., KPI Group (which changed its name to Dura Automotive Systems, Inc., Shifter Operations), as Guarantor, and Bank of America National Trust and Savings Association, as Agent

Security Agreement, dated as of August 29, 1997, between Dura Shifter Holding Corp., as Guarantor, and Bank of America National Trust and Savings Association, as Agent

Security Agreement, dated as of August 29, 1997, between GT Automotive Systems, Inc., as Guarantor, and Bank of America National Trust and Savings Association, as Agent

Security Agreement, dated as of August 29, 1997, between GT Shift Systems, Inc., as Guarantor, and Bank of America National Trust and Savings Association, as Agent

Security Agreement, dated as of March 9, 1998, between Universal Tool & Stamping Company, Inc., as Guarantor, and Bank of America National Trust and Savings Association as Agent

Collateral Patent Security Agreement, dated as of August 31, 1994, between Dura Operating Corp. (then known as Dura Automotive Systems, Inc.), as Borrower, and BofA (then known as Continental Bank), as Agent

     Supplemental Collateral Patent Security Agreement, dated as December 5, 1996, between Dura Operating Corp., as Borrower, and Bank of America National Trust and Savings Association, as Agent

Collateral Patent Security Agreement, dated as of December 5, 1996, by Sparton Engineered Products, Inc., KPI Group (which changed its name to Dura Automotive Systems, Inc., Shifter Operations), as Guarantor, and Bank of America National Trust and Savings Association, as Agent

Collateral Patent Security Agreement, dated as of March 9, 1998, between Universal Tool & Stamping Company, Inc., and Bank of America National Trust and Savings Association as Agent

Collateral Trademark Security Agreement, dated as of August 31, 1994, between Dura Operating Corp. (then known as Dura Automotive Systems, Inc.), as Borrower, and BofA (then known as Continental Bank), as Agent

     Supplemental Collateral Trademark Security Agreement, dated as of December 5, 1996, between Dura Operating Corp., as Borrower, and Bank of America National Trust and Savings Association, as Agent

Collateral Trademark Security Agreement, dated as of March 9, 1998, between Universal Tool & Stamping Company, Inc., and Bank of America National Trust and Savings Association as Agent

Collateral Copyright Security Agreement dated as of August 31, 1994 between Dura Operating Corp. (then known as Dura Automotive Systems, Inc.) and Bank of America National Trust and Savings Association (then known as Continental Bank) as Agent

Collateral Assignment of Undertakings under Stock and Asset Purchase Agreement, dated as of December 5, 1996, by Dura Operating Corp. in favor of Bank of America National Trust and Savings Association, as Agent

Collateral Assignment of Undertakings under Stock Purchase Agreement, dated as of August 29, 1997, by Dura Shifter Holding Corp. in favor of Bank of America National Trust and Savings Association, as Agent

Collateral Assignment of Undertakings under Stock Purchase Agreement, dated as of March 9, 1998, by Dura Operating Corp. in favor of Bank of America National Trust and Savings Association, as Agent


                                          3